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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 24, 1999




                                RADIOLOGIX, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                  000-23311                 75-2648089
      (State or other             (Commission             (I.R.S. Employer
       jurisdiction               File Number)         Identification Number)
     of incorporation)


          3600 CHASE TOWER, 2200 ROSS AVENUE, DALLAS, TEXAS 75201-2776
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 303-2776


                        AMERICAN PHYSICIAN PARTNERS, INC.
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

         On September 24, 1999, the Registrant announced the change of its corporate name from American Physician Partners, Inc. to Radiologix, Inc. A copy of the press release announcing the name change is filed as Exhibit 99.1 to this Form 8-K. A copy of the Certificate of Ownership and Merger pursuant to which the name change was effected under Delaware law is filed as Exhibit 99.2 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release issued by the Registrant on September 24, 1999.


                  99.2 Certificate of Ownership and Merger merging Radiologix, Inc. with and into the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 1, 1999


                                        RADIOLOGIX, INC.
                                        (formerly American Physician Partners,
                                        Inc.)



                                        By: /s/ Mark L. Wagar
                                            ------------------------------------
                                            Mark L. Wagar
                                            Chairman of the Board, President and
                                            Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit No.                Description of Exhibits
-----------                -----------------------
   99.1                    Press Release issued by the Registrant on September 24, 1999.

   99.2                    Certificate of Ownership and Merger merging Radiologix, Inc. with and into the Registrant.